UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2004

CITADEL SECURITY SOFTWARE INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-33491	75-2873882

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS	75231
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (214) 520-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 1, 2004, Citadel Security Software Inc. (the "Registrant") issued a press release announcing its financial results for the quarter ended September 30, 2004 and forward looking statements relating to 2004.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this report, including Exhibit 99.1, shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release issued by Citadel Security Software Inc. on November 1, 2004 announcing results for the third quarter of 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citadel Security Software Inc.
(Registrant)

By: /s/ RICHARD CONNELLY
Richard Connelly
Chief Financial Officer

Dated as of November 2, 2004